Exhibit 10.22

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

SECOND AMENDMENT TO SUPPLY AGREEMENT

by and between

PEREGRINE SEMICONDUCTOR CORP.

and

RUBICON TECHNOLOGY, INC.

This Second Amendment (this “Amendment”) further amends that certain Supply Agreement by and between Peregrine Semiconductor Corp., with offices at 9450 Carroll Park Drive, San Diego, California 92121 (“Buyer”) and Rubicon Technology, Inc., with offices at 9931 Franklin Avenue, Franklin Park, Illinois 60131 (“Seller”), dated as of March 26, 2007 (the “Agreement”), and is made by and between the parties to the Agreement as of November 25, 2008 (the “Effective Date”).

RECITALS

A. Buyer and Seller are parties to the Agreement, which provides for the purchase and sale in 2008 of Products, as defined therein, as amended by an agreement of the parties as of August 22, 2008 that modified the volume of Product purchases and sales in 2008 and provided for certain Product purchases and sales in 2009 (the “Amended Agreement”).

B. Buyer and Seller now desire to amend the Amended Agreement to provide for an agreement between the parties with respect to Product purchases and sales in 2008, 2009, 2010, and 2011.

C. Buyer also currently owes Seller $2,906,250, which includes certain amounts for Products purchased under the Amended Agreement. In connection with payment of amounts owed, Buyer and Seller also desire to provide for a closer strategic relationship between the two companies pursuant to which Seller will become an investor in Buyer as part of Buyer’s recent Series D1 Preferred Stock financing (“D1 Financing”) and Buyer will issue to Seller Series D1 Preferred Stock (the “Series D1 Stock”) in the amount of $2,000,000 pursuant to an agreement entered into as of the date of this Amendment and will pay to Seller $906,250 on the Effective Date of this Amendment.

Now, therefore, for the consideration described in the recitals above and the mutual benefits to be derived by the parties from this Amendment, the sufficiency of which is hereby acknowledged, Buyer and Seller agree to further amend the Agreement as follows:

1. Definitions. Unless otherwise expressly provided in this Amendment, each capitalized term used in this Amendment has the same meaning as provided in the Amended Agreement.

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

2. Revision of Product Delivery and Acceptance Obligation.

(a) The Product quantities and delivery amounts described in the Amended Agreement are hereby revised such that:

(i) During 2008: Seller shall have no obligation to manufacture and sell to Buyer and Buyer shall have no obligation to purchase or accept delivery from Seller of any additional Products during 2008 as provided in the Amended Agreement;

(ii) During 2009: Seller shall manufacture and sell to Buyer and Buyer shall purchase from Seller and accept delivery of the greater of [***] [***] sapphire wafers (“Wafers”) or 70% of Buyer’s monthly Wafer purchases (for purposes of this Amendment, “Buyer’s monthly Wafer purchases” shall include any Wafers purchased by Buyer for use by Buyer’s fabricators or other third parties) in each month of 2009;

(iii) During 2010: Seller shall manufacture and sell to Buyer and Buyer shall purchase from Seller and accept delivery of 70% of Buyer’s monthly Wafer purchases, up to [***] per month, and Seller shall manufacture and sell to Buyer and Buyer shall purchase from Seller and accept delivery of 50% of Buyer’s monthly Wafer purchases for quantities above [***] Wafers per month in each month of 2010; and

(iv) During 2011: Seller shall manufacture and sell to Buyer and Buyer shall purchase from Seller and accept delivery of not less than 50% of Buyer’s monthly Wafer purchases.

(b) Seller is hereby authorized to ship to Buyer [***] Wafers in each month of 2009 without further order from Buyer and, if Buyer shall require more than such minimum number of Wafers for any month, Buyer shall deliver a notice to Seller not less than 90 days before the first day of the month in which the greater number of Wafers is to be shipped (the “Purchase Month”), advising Seller of the total number of Wafers that Buyer desires to be shipped in the Purchase Month. Wafers shipped in 2010 and 2011 must be shipped pursuant to Buyer’s purchase orders which shall be delivered to Seller not less than 90 days before the scheduled delivery date.

(c) Seller will have the right, upon reasonable notice during business hours to audit and copy Buyer’s books and records relating to Wafer purchases from any source, the use of Wafers in Buyer’s products and the sale of such products and to interview Buyer’s personnel with respect to the same. Seller will bear the cost of such audits unless Seller determines pursuant to an audit that Buyer has purchased less than 50% of its Wafer requirements during any month, in which case, Buyer shall reimburse Seller for all of its audit costs and shall, within 45 days or such longer time period as Seller may require, purchase the number of Wafers that Buyer was obligated to purchase from Seller during any month in which Buyer failed to purchase at least 50% of its Wafer requirements from Seller.

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

3. Price and Specifications.

(a) Buyer shall pay Seller [***] per Wafer for the first [***] Wafers delivered pursuant to this Amendment through 2010.

(b) Pricing in 2009 and 2010 for Wafers delivered after [***] Wafers have been delivered pursuant to this Amendment will be as follows:

Quarterly Volume	Price per Wafer
≤ [***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

For clarity, the first pricing reduction, from [***] to [***], will apply to the first Wafer delivered after [***] Wafers are delivered. However, further incremental price decreases will occur only if the total quantity for each pricing increment is purchased during a calendar quarter (for purposes of this Amendment, a “calendar quarter” means January – March, April – June, July – September, or October – December). Therefore, if after [***] Wafers are delivered and Buyer does not order more than [***] Wafers in any calendar quarter, then the price per Wafer will remain at [***].

(c) Commercially reasonable pricing (based upon previous pricing, anticipated quantities for 2011, and market conditions) for the Wafers to be purchased by Buyer from Seller in 2011 will be agreed upon by the parties before September 30, 2010.

(d) Seller will provide a [***] discount to Buyer for each Wafer delivered to Buyer pursuant to this Amendment that does not meet grade 1 specifications as defined in Attachment A hereto, up to the first [***] Wafers delivered. After [***] Wafers are delivered, all Wafers delivered to Buyer shall meet the grade 1 specifications.

4. Issuance of Series D1 Shares and Payment. On the Effective Date: (a) Buyer will transfer to Seller 1,345,444 unencumbered shares of Series D1 Stock (valued at a total of $2,000,000) and Seller will execute all agreements and other documents executed by other investors in Buyer’s D1 Financing; and (b) Buyer will pay to Seller by electronic funds transfer in accordance with instructions to be provided to Buyer by Seller, $906,250. If the foregoing conditions precedent (the “Conditions”) to the effectiveness of this Amendment are not met, then this Amendment will be void and of no effect. If the foregoing Conditions are met, then Buyer’s obligation to pay Seller $2,906,250 will have been satisfied.

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

5. Release and Waiver. Buyer and Seller agree that effective upon the Effective Date and subject to the completion of the Conditions in Section 4 above, Seller shall have no obligation to sell and Buyer shall have no obligation to purchase the Products in the quantities set forth on Attachment A to the Agreement or in the Amended Agreement and neither Seller nor Buyer shall have any liability or obligation to the other party with respect to the failure of Buyer to purchase or Seller to sell the quantity of Products set forth in the Amended Agreement. Buyer and Seller further agree that as of the Effective Date and subject to the completion of the Conditions in Section 4, Buyer shall have paid Seller in full for all Products purchased and delivered under the Amended Agreement and shall have no further payment obligation with respect to any Products delivered by Seller to Buyer under the Amended Agreement as of the Effective Date. Upon the Effective Date and subject to the completion of the Conditions in Section 4, Buyer and Seller each hereby agree, to the fullest extent permitted by applicable law, to waive, release and promise never to assert any claims or causes of action, whether or not now known, against the other party with respect to the failure of Buyer to purchase or failure of Seller to sell the Products in the quantities set forth on Attachment A to the Agreement or in the Amended Agreement or with respect to the payment of any Products delivered by Seller to Buyer prior to the Effective Date.

6. No Other Changes. Except as is expressly provided in this Amendment, the Amended Agreement is not amended or revised in any other way and remains in full force and effect and this Amendment shall be considered a part thereof.

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Amendment as of the Effective Date above.

Rubicon Technology, Inc.

By:	/s/ Raja Parvez
Raja Parvez, President & CEO

Peregrine Semiconductor Corp.

By:	/s/ Jim Cable
Jim Cable, President & CEO

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

BY RUBICON TECHNOLOGY, INC.

ATTACHMENT A

TO 2ND AMENDMENT TO RUBICON/PEREGRINE SUPPLY AGREEMENT

1	Purpose

This document specifies the characteristics of [***] Sapphire Wafers.

2	Scope

This document defines the requirements for purchase of [***] Sapphire Wafers for Peregrine Semiconductor and its foundries.

3	Authority and Responsibility

This document is controlled by the Operations Department of Peregrine Semiconductor.

4	References

SEMI MF1390-0707 - Test Method for Measuring Warp on Silicon Wafers by Automated Non-Contact Scanning

SEMI MF534-0707 - Test Method for Bow of Silicon Wafers

SEMI MF657-0707 - Test Method for Measuring Warp and Total Thickness Variation on Silicon Wafers by Non-Contact Scanning

SEMI MF1530-0707 - Test Method for Measuring Flatness, Thickness, and Total Thickness Variation on Silicon Wafers by Automated Non-Contact Scanning

SEMI M13-1103 - Specification for Alphanumeric Marking of Silicon Wafers

SEMI AUX015 - SEMI OCR Character Outlines

5	Definitions

5.1	[***]

5.2	[***]

5.3	[***]

6	Specification

Rubicon Proposal 19-Sep-08

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

150 mm, Grade 1, Sapphire Specification

(Part 1)

ITEM	CHARACTERISTIC		UNITS	TARGET	TOLERANCE	MEASUREMENT METHOD	FREQUENCY	NOTE
MANUFACTURING METHODS	GROWING METHOD							[***]
	SURFACE ORIENTATION		degree	[***]	[***]	XRD	All wafers	[***]
PHYSICAL DIMENSIONS	WAFER DIAMETER		mm	[***]	[***]	Micrometer	5 wfrs/lot
	WAFER REGISTRATION	SEMI FLAT	mm	[***]	[***]	Micrometer	5 wfrs/lot
		JEITA FLAT	mm	[***]	[***]	Micrometer	5 wfrs/lot
	THICKNESS		µm	[***]	[***]	Micrometer	5 wfrs/lot
	FLAT LOCATION		degree	[***]	[***]	XRD	10 wfrs/lot	See Figure A.
FLATNESS	QUALITY AREA							[***]
	GLOBAL FLATNESS	TOTAL THICKNESS VARIATION	µm	[***]		Tropel or equivalent	All wafers	[***]
		FOCAL PLANE DEVIATION (GF3D)	µm	[***]				[***]
		WARP	µm	[***]				[***]
		BOW	µm	[***]				[***]
	SITE FLATNESS	SFQR	µm	[***]		Tropel or equivalent	All wafers	[***]
		SITE SIZE	mm	[***]
		PERCENT USABLE AREA	%	[***]
EDGE BEVEL	BEVEL METHOD							[***]
		1. EDGE CORNER SHAPE		[***]		Profile Projector	1 wafer per lot	See Figure B.
		2. BEVEL EDGE SHAPE		[***]
		3. BEVEL WIDTH @ FRONT	µm	[***]	[***]
		4. BEVEL WIDTH @ BACK	µm	[***]	[***]
		5. EDGE THICKNESS	µm	[***]	[***]
	EDGE CHIPS	QUANTITY	count	[***]		Microscope	All wafers	[***]
		WIDTH	mm	[***]
		LENGTH	mm	[***]
MATERIAL DEFECT	DISLOCATION DENSITY		count/cm2	[***]		microscope	1 per 6 months	[***]
	BUBBLES		count	[***]		Visual	All wafers
	SLIPS, TWINS & LINEAGE		count	[***]		Visual	All wafers	[***]
	CRACKS & FRACTURES		count	[***]		Visual	All wafers	[***]
	METALLIC IMPURITY	Na, K, Ca, Cr, Fe, Ni, Z	ppm	[***]		ICP-MS	1 per 12 months

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ITEM	CHARACTERISTIC		UNITS	TARGET	TOLERANCE	MEASUREMENT METHOD	FREQUENCY	NOTE
FRONT SURFACE	SURFACE ROUGHNESS	Ra	Å	[***]		AFM	1 wafer/lot	[***]
	SCRATCH			[***]		Microscope	All wafers	[***]
	PITS, SPOTS, DIMPLES & STAINS			[***]		Microscope	All wafers	[***]
	GROSS CONTAMINATION			[***]		Microscope	All wafers	[***]
	PARTICULATE	Larger than 0.3 µm	count	[***]		Candela CS10	All wafers	[***]
		~~0.3 to 0.5 µm~~	~~count~~	[***]
	SURFACE METALLIC CONTAMINATION	Na	1/cm2	[***]		ICP mass spectroscopy	1 wafer per half year.
		K, Ca, Ti, Cr, Cu, Zn, Ni, Fe	1/cm2	[***]		TXRF	1 wafer per wet clean solution change
BACK SURFACE	SURFACE ROUGHNESS	Ra	µm	[***]	[***]	Kosaka	1 wafer per Lap batch	[***]
		Ra	µm	[***]	[***]	Tencor Alpha-Step	1 wafer per Lap batch
	SCRATCHES			[***]		Microscope	All wafers
	BUMPS			[***]		Naked eye	All wafers
	VISIBLE CONTAMINATION			[***]		Naked eye	All wafers
	SAW MARKS			[***]		Naked eye	All wafers
	WATER STAINS, WATER SPOTS, SLURRY RESIDUE			[***]		Naked eye	All wafers
	TRANSPARENT AREA			[***]		Naked eye	All wafers
	WAFER MARKING					Lumonics or equivalent	All wafers	[***]

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Figure A [***]

Figure C [***]

Figure B [***]

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7	Quality

7.1	Gauge Study: The supplier shall be required to perform a gauge study on all equipment used for obtaining quality data.

7.2	Quality Data:

7.2.1	Lot Data: Particle and flatness data for each lot shall be sent electronically to Peregrine at the time the lot is shipped from the supplier.

7.2.2	Periodic Data: Each quarter, the supplier shall summarize the periodic quality data in a report. This report shall be sent to Peregrine within 2 weeks of the end of the quarter.

8	Records

8.1	Quality Records shall be kept by the supplier for a period of seven years.

9	Revision History

DCN#	Revision	Date	Originator	Description of Change

* [***]: Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.